SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 20, 2003
Date of Report (Date of earliest event reported)

Commission File Number 000-30551

2THEMAX.COM, INC.
(Exact name of small business issuer as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	88-0458906 (IRS Employer Identification No.)

6767 West Tropicana Avenue, Suite 203
Las Vegas, Nevada  89103
(Address of principal executive offices)

(702) 595-6201
(Issuer's telephone number)

Item 4.  Changes in Registrant's Certifying Accountant.

On December 15, 2002, 2TheMax.Com, Inc. dismissed the Accounting firms of Merdinger, Fruchter, Rosen & Corso, P.C., 888 Seventh Avenue, Suite 2900, New York, New York 10106.

On August 20, 2003, 2TheMax.Com, Inc. retained their new Accounting firm as David E. Coffey, Certified Public Accountant, 6767 West Tropicana Avenue, Suite 216, Las Vegas, Nevada 89103, Telephone Number, (702) 871-3979, Facsimile Number, (702) 871-6769.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                        2THEMAX.COM, INC.
                                                                        (Registrant)

Date:  September 16, 2003                           By:/s/    Catherine S. Ratelle
                                                                                      Catherine S. Ratelle, President and Sole Director